INDYMAC ABS, INC.
INDYMAC HOME EQUITY MORTGAGE LOAN ASSET-BACKED TRUST, SERIES INDS 2007-1
HOME EQUITY MORTGAGE LOAN ASSET-BACKED TRUST, SERIES
INDS 2007-1
 _____________________

AMENDMENT NO. 1 TO POOLING AND SERVICING AGREEMENT

Dated as of May 7, 2007

AMENDMENT NO. 1

AMENDMENT No. 1 to Pooling and Servicing Agreement (the “Amendment”) effective as of May 7, 2007 (the “Effective Date”) among INDYMAC ABS, INC., as depositor (the “Depositor”), INDYMAC BANK, F.S.B., as seller and servicer (the “Seller” and “Servicer”, as applicable) and DEUTSCHE BANK NATIONAL TRUST COMPANY, as trustee (the “Trustee”).

PRELIMINARY STATEMENT

WHEREAS, the parties hereto are parties to that certain Pooling and Servicing Agreement, dated as of February 1, 2007, among the Depositor, the Seller, the Servicer and the Trustee (the “Agreement”); and

WHEREAS, Section 10.01 of the Agreement provides that the Agreement may be amended by the parties thereto, without the consent of any of the Certificateholders, to correct any provisions therein or to make or modify any provision therein with respect to matters or questions arising under the Agreement which shall not be inconsistent with the provisions of the Agreement;

WHEREAS, the Agreement incorrectly set forth the tables for REMIC I, REMIC III and REMIC IV;

WHEREAS, the Agreement incorrectly stated the definitions of REMIC I Remittance Rate and REMIC II Remittance Rate;

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree:

1.      That, as of the Effective Date, the Agreement is hereby Amended to:

(a)  Replace the REMIC I, REMIC III and REMIC IV tables with the tables set forth on Annex I hereto;

(b)  Delete the first sentence of the definition of “REMIC I Remittance Rate”;

(c)  Delete clause (w) from the definition of “REMIC II Remittance Rate”;

(d)  Delete the clause “to REMIC I Regular Interest I and” from the second paragraph of Section 4.04;

(e)  Delete the clause “REMIC I Regular Interest I” following “to Holders of each of” from Section 4.09(a)(i); delete the clause “: first, to REMIC I Regular Interest I until the Uncertificated Balance is reduced to zero and second” from Section 4.09(a)(ii) and delete the clause “first, to REMIC I Regular Interest I until the Uncertificated Balance has been reduced to zero, and second” from Section 4.09(d).

2.      Except as expressly modified or amended in this Amendment, the parties hereto agree that all of the terms, covenants, provisions, agreements and conditions of the Agreement are hereby ratified and confirmed in every respect and shall remain unmodified and unchanged and shall continue in full force and effect.

3.      The Depositor, the Seller and the Servicer hereby certify that all conditions for the execution of this Amendment have been satisfied.

4.      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

5.      This Amendment may be executed in counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument and that this Amendment shall be construed in accordance with the laws of the State of New York (excluding provisions regarding conflicts of laws) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first above written.

INDYMAC ABS, INC., as Depositor

By:	/s/ Jill Jacobson
Name:	Jill Jacobson
Title:	Vice President

INDYMAC BANK, F.S.B., as Seller and Servicer

By:	/s/ Jill Jacobson
Name:	Jill Jacobson
Title:	Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee

By:	/s/ Jennifer Hermansader
Name:	Jennifer Hermansader
Title:	Associate

By:	/s/ Marion Hogan
Name:	Marion Hogan
Title:	Associate

ANNEX I

REMIC I

As provided herein, the Trustee will elect to treat the pool of assets consisting of the Mortgage Loans and certain other related assets (other than the Supplemental Interest Trust, the Excess Reserve Fund Account, the Interest Rate Swap Agreement and the Pool Policy Reserve Account) subject to this Agreement as a REMIC for federal income tax purposes, and such pool of assets will be designated as REMIC I. The Class R-I Interest will evidence the sole class of residual interests in REMIC I for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the REMIC I Remittance Rate, the initial Uncertificated Balance and, for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii), the latest possible maturity date for each of the REMIC I Regular Interests (as defined herein). None of the REMIC I Regular Interests will be certificated.

Designation	REMIC I Remittance Rate	Initial Uncertificated Balance	Latest Possible Maturity Date(1)
I-1-A	Variable(2)	$1,701,844.44	March 25, 2037
I-1-B	Variable(2)	$1,701,844.44	March 25, 2037
I-2-A	Variable(2)	$2,106,000.00	March 25, 2037
I-2-B	Variable(2)	$2,106,000.00	March 25, 2037
I-3-A	Variable(2)	$2,517,500.00	March 25, 2037
I-3-B	Variable(2)	$2,517,500.00	March 25, 2037
I-4-A	Variable(2)	$2,923,500.00	March 25, 2037
I-4-B	Variable(2)	$2,923,500.00	March 25, 2037
I-5-A	Variable(2)	$3,324,500.00	March 25, 2037
I-5-B	Variable(2)	$3,324,500.00	March 25, 2037
I-6-A	Variable(2)	$3,715,500.00	March 25, 2037
I-6-B	Variable(2)	$3,715,500.00	March 25, 2037
I-7-A	Variable(2)	$4,059,500.00	March 25, 2037
I-7-B	Variable(2)	$4,059,500.00	March 25, 2037
I-8-A	Variable(2)	$4,421,500.00	March 25, 2037
I-8-B	Variable(2)	$4,421,500.00	March 25, 2037
I-9-A	Variable(2)	$4,764,000.00	March 25, 2037
I-9-B	Variable(2)	$4,764,000.00	March 25, 2037
I-10-A	Variable(2)	$5,081,000.00	March 25, 2037
I-10-B	Variable(2)	$5,081,000.00	March 25, 2037
I-11-A	Variable(2)	$4,948,000.00	March 25, 2037
I-11-B	Variable(2)	$4,948,000.00	March 25, 2037
I-12-A	Variable(2)	$6,072,500.00	March 25, 2037
I-12-B	Variable(2)	$6,072,500.00	March 25, 2037
I-13-A	Variable(2)	$4,631,000.00	March 25, 2037
I-13-B	Variable(2)	$4,631,000.00	March 25, 2037
I-14-A	Variable(2)	$4,506,000.00	March 25, 2037
I-14-B	Variable(2)	$4,506,000.00	March 25, 2037
I-15-A	Variable(2)	$4,383,500.00	March 25, 2037
I-15-B	Variable(2)	$4,383,500.00	March 25, 2037
I-16-A	Variable(2)	$4,265,500.00	March 25, 2037
I-16-B	Variable(2)	$4,265,500.00	March 25, 2037
I-17-A	Variable(2)	$4,150,000.00	March 25, 2037
I-17-B	Variable(2)	$4,150,000.00	March 25, 2037
I-18-A	Variable(2)	$5,847,000.00	March 25, 2037
I-18-B	Variable(2)	$5,847,000.00	March 25, 2037
I-19-A	Variable(2)	$3,820,500.00	March 25, 2037
I-19-B	Variable(2)	$3,820,500.00	March 25, 2037
I-20-A	Variable(2)	$3,717,500.00	March 25, 2037
I-20-B	Variable(2)	$3,717,500.00	March 25, 2037
I-21-A	Variable(2)	$3,617,000.00	March 25, 2037
I-21-B	Variable(2)	$3,617,000.00	March 25, 2037
I-22-A	Variable(2)	$3,520,000.00	March 25, 2037
I-22-B	Variable(2)	$3,520,000.00	March 25, 2037
I-23-A	Variable(2)	$3,425,000.00	March 25, 2037
I-23-B	Variable(2)	$3,425,000.00	March 25, 2037
I-24-A	Variable(2)	$5,300,500.00	March 25, 2037
I-24-B	Variable(2)	$5,300,500.00	March 25, 2037
I-25-A	Variable(2)	$3,158,000.00	March 25, 2037
I-25-B	Variable(2)	$3,158,000.00	March 25, 2037
I-26-A	Variable(2)	$3,073,000.00	March 25, 2037
I-26-B	Variable(2)	$3,073,000.00	March 25, 2037
I-27-A	Variable(2)	$2,990,000.00	March 25, 2037
I-27-B	Variable(2)	$2,990,000.00	March 25, 2037
I-28-A	Variable(2)	$2,910,500.00	March 25, 2037
I-28-B	Variable(2)	$2,910,500.00	March 25, 2037
I-29-A	Variable(2)	$2,833,000.00	March 25, 2037
I-29-B	Variable(2)	$2,833,000.00	March 25, 2037
I-30-A	Variable(2)	$6,850,000.00	March 25, 2037
I-30-B	Variable(2)	$6,850,000.00	March 25, 2037
I-31-A	Variable(2)	$2,598,500.00	March 25, 2037
I-31-B	Variable(2)	$2,598,500.00	March 25, 2037
I-32-A	Variable(2)	$2,530,000.00	March 25, 2037
I-32-B	Variable(2)	$2,530,000.00	March 25, 2037
I-33-A	Variable(2)	$2,462,000.00	March 25, 2037
I-33-B	Variable(2)	$2,462,000.00	March 25, 2037
I-34-A	Variable(2)	$2,396,500.00	March 25, 2037
I-34-B	Variable(2)	$2,396,500.00	March 25, 2037
I-35-A	Variable(2)	$2,332,500.00	March 25, 2037
I-35-B	Variable(2)	$2,332,500.00	March 25, 2037
I-36-A	Variable(2)	$5,497,500.00	March 25, 2037
I-36-B	Variable(2)	$5,497,500.00	March 25, 2037
I-37-A	Variable(2)	$2,130,500.00	March 25, 2037
I-37-B	Variable(2)	$2,130,500.00	March 25, 2037
I-38-A	Variable(2)	$2,073,000.00	March 25, 2037
I-38-B	Variable(2)	$2,073,000.00	March 25, 2037
I-39-A	Variable(2)	$2,019,000.00	March 25, 2037
I-39-B	Variable(2)	$2,019,000.00	March 25, 2037
I-40-A	Variable(2)	$1,965,000.00	March 25, 2037
I-40-B	Variable(2)	$1,965,000.00	March 25, 2037
I-41-A	Variable(2)	$1,913,000.00	March 25, 2037
I-41-B	Variable(2)	$1,913,000.00	March 25, 2037
I-42-A	Variable(2)	$5,010,000.00	March 25, 2037
I-42-B	Variable(2)	$5,010,000.00	March 25, 2037
I-43-A	Variable(2)	$1,737,500.00	March 25, 2037
I-43-B	Variable(2)	$1,737,500.00	March 25, 2037
I-44-A	Variable(2)	$1,691,500.00	March 25, 2037
I-44-B	Variable(2)	$1,691,500.00	March 25, 2037
I-45-A	Variable(2)	$1,646,500.00	March 25, 2037
I-45-B	Variable(2)	$1,646,500.00	March 25, 2037
I-46-A	Variable(2)	$1,603,000.00	March 25, 2037
I-46-B	Variable(2)	$1,603,000.00	March 25, 2037
I-47-A	Variable(2)	$1,561,000.00	March 25, 2037
I-47-B	Variable(2)	$1,561,000.00	March 25, 2037
I-48-A	Variable(2)	$4,511,000.00	March 25, 2037
I-48-B	Variable(2)	$4,511,000.00	March 25, 2037
I-49-A	Variable(2)	$1,404,000.00	March 25, 2037
I-49-B	Variable(2)	$1,404,000.00	March 25, 2037
I-50-A	Variable(2)	$1,366,500.00	March 25, 2037
I-50-B	Variable(2)	$1,366,500.00	March 25, 2037
I-51-A	Variable(2)	$1,331,500.00	March 25, 2037
I-51-B	Variable(2)	$1,331,500.00	March 25, 2037
I-52-A	Variable(2)	$1,296,500.00	March 25, 2037
I-52-B	Variable(2)	$1,296,500.00	March 25, 2037
I-53-A	Variable(2)	$1,262,500.00	March 25, 2037
I-53-B	Variable(2)	$1,262,500.00	March 25, 2037
I-54-A	Variable(2)	$4,063,000.00	March 25, 2037
I-54-B	Variable(2)	$4,063,000.00	March 25, 2037
I-55-A	Variable(2)	$1,131,500.00	March 25, 2037
I-55-B	Variable(2)	$1,131,500.00	March 25, 2037
I-56-A	Variable(2)	$1,102,500.00	March 25, 2037
I-56-B	Variable(2)	$1,102,500.00	March 25, 2037
I-57-A	Variable(2)	$1,074,000.00	March 25, 2037
I-57-B	Variable(2)	$1,074,000.00	March 25, 2037
I-58-A	Variable(2)	$1,046,000.00	March 25, 2037
I-58-B	Variable(2)	$1,046,000.00	March 25, 2037
I-59-A	Variable(2)	$1,018,500.00	March 25, 2037
I-59-B	Variable(2)	$1,018,500.00	March 25, 2037
I-60-A	Variable(2)	$3,826,000.00	March 25, 2037
I-60-B	Variable(2)	$3,826,000.00	March 25, 2037
I-61-A	Variable(2)	$918,000.00	March 25, 2037
I-61-B	Variable(2)	$918,000.00	March 25, 2037
I-62-A	Variable(2)	$893,500.00	March 25, 2037
I-62-B	Variable(2)	$893,500.00	March 25, 2037
I-63-A	Variable(2)	$871,500.00	March 25, 2037
I-63-B	Variable(2)	$871,500.00	March 25, 2037
I-64-A	Variable(2)	$848,500.00	March 25, 2037
I-64-B	Variable(2)	$848,500.00	March 25, 2037
I-65-A	Variable(2)	$826,500.00	March 25, 2037
I-65-B	Variable(2)	$826,500.00	March 25, 2037
I-66-A	Variable(2)	$3,245,000.00	March 25, 2037
I-66-B	Variable(2)	$3,245,000.00	March 25, 2037
I-67-A	Variable(2)	$738,000.00	March 25, 2037
I-67-B	Variable(2)	$738,000.00	March 25, 2037
I-68-A	Variable(2)	$719,500.00	March 25, 2037
I-68-B	Variable(2)	$719,500.00	March 25, 2037
I-69-A	Variable(2)	$700,500.00	March 25, 2037
I-69-B	Variable(2)	$700,500.00	March 25, 2037
I-70-A	Variable(2)	$683,000.00	March 25, 2037
I-70-B	Variable(2)	$683,000.00	March 25, 2037
I-71-A	Variable(2)	$665,500.00	March 25, 2037
I-71-B	Variable(2)	$665,500.00	March 25, 2037
I-72-A	Variable(2)	$2,458,500.00	March 25, 2037
I-72-B	Variable(2)	$2,458,500.00	March 25, 2037
I-73-A	Variable(2)	$595,500.00	March 25, 2037
I-73-B	Variable(2)	$595,500.00	March 25, 2037
I-74-A	Variable(2)	$580,500.00	March 25, 2037
I-74-B	Variable(2)	$580,500.00	March 25, 2037
I-75-A	Variable(2)	$566,000.00	March 25, 2037
I-75-B	Variable(2)	$566,000.00	March 25, 2037
I-76-A	Variable(2)	$552,000.00	March 25, 2037
I-76-B	Variable(2)	$552,000.00	March 25, 2037
I-77-A	Variable(2)	$537,000.00	March 25, 2037
I-77-B	Variable(2)	$537,000.00	March 25, 2037
I-78-A	Variable(2)	$2,257,000.00	March 25, 2037
I-78-B	Variable(2)	$2,257,000.00	March 25, 2037
I-79-A	Variable(2)	$510,500.00	March 25, 2037
I-79-B	Variable(2)	$510,500.00	March 25, 2037
I-80-A	Variable(2)	$498,000.00	March 25, 2037
I-80-B	Variable(2)	$498,000.00	March 25, 2037
I-81-A	Variable(2)	$484,500.00	March 25, 2037
I-81-B	Variable(2)	$484,500.00	March 25, 2037
I-82-A	Variable(2)	$473,500.00	March 25, 2037
I-82-B	Variable(2)	$473,500.00	March 25, 2037
I-83-A	Variable(2)	$461,000.00	March 25, 2037
I-83-B	Variable(2)	$461,000.00	March 25, 2037
I-84-A	Variable(2)	$19,682,500.00	March 25, 2037
I-84-B	Variable(2)	$19,682,500.00	March 25, 2037
________________
(1)	For purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations.
(2)	Calculated in accordance with the definition of “REMIC I Remittance Rate” herein.

REMIC III

As provided herein, the Trustee will elect to treat the pool of assets consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such pool of assets will be designated as REMIC III. The Class R-III Interest will evidence the sole class of residual interests in REMIC III for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the REMIC III Remittance Rate, the initial Uncertificated Balance and, for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii), the latest possible maturity date for each of the REMIC III Regular Interests (as defined herein). None of the REMIC III Regular Interests will be certificated.

Designation	REMIC III Remittance Rate	Initial Uncertificated Balance	Latest Possible Maturity Date(1)
LTII-AIO	Variable(2)	(3)	March 25, 2037
LTII-AA	Variable(2)	$440,999,695.10	March 25, 2037
LTII-A	Variable(2)	$4,495,500.00	March 25, 2037
LTII-ZZ	Variable(2)	$4,504,493.78	March 25, 2037
LTII-P	Variable(2)	$100.00	March 25, 2037
LTII-IO	Variable(2)	(3)	March 25, 2037
_______________
(1)	For purposes of Treasury Regulation Section 1.860G-1(a)(4)(iii).
(2)	Calculated in accordance with the definition of REMIC III Remittance Rate herein.
(3)	REMIC III Regular Interest LTII-AIO and REMIC III Regular Interest LTII-IO will not have an Uncertificated Balance, but will accrue interest on its Uncertificated Notional Amount, as defined herein.

REMIC IV

As provided herein, the Trustee will elect to treat the pool of assets consisting of the REMIC III Regular Interests as a REMIC for federal income tax purposes, and such pool of assets will be designated as REMIC IV. The Class R-IV Interest will evidence the sole class of residual interests in REMIC IV for purposes of the REMIC Provisions. The following table irrevocably sets forth the designation, the Pass-Through Rate, the initial aggregate Class Certificate Balance and, for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii), the latest possible maturity date for the indicated Classes of Certificates. The Class IO Interest shall represent uncertificated regular interests in REMIC IV.

Each of the Class A Certificates generally represents ownership of a regular interest in REMIC IV and also represents (i) the right to receive payments with respect to the Net WAC Cap Carry Forward Amount and (ii) the obligation to pay the Class IO Distribution Amount (as defined herein). The entitlement to principal of each REMIC IV Regular Interest ownership of which is represented by a regular interest which corresponds to each Certificate shall be equal in amount and timing to the entitlement to principal of such Certificate.

Designation	Pass-Through Rate	Initial Aggregate Certificate Balance	Latest Possible Maturity Date(1)
Class A-IO	3.20%(7)	(8)	March 25, 2037
Class A	Variable(2)	$449,550,000.00	March 25, 2037
Class C	Variable(2)(3)	$449,588.88	March 25, 2037
Class P	(6)	$100.00	March 25, 2037
Class IO Interest	(4)	(5)	March 25, 2037
________________
(1)	For purposes of Treasury Regulation Section 1.860G-1(a)(4)(iii).
(2)	Calculated in accordance with the definition of Pass-Through Rate herein.
(3)
The Class C Certificates will accrue interest at their variable Pass-Through Rate on the Notional Amount of the Class C Certificates outstanding from time to time, which shall equal the aggregate Uncertificated Balance of the REMIC III Regular Interests. The Class C Certificates will not accrue interest on their Uncertificated Balance.

(4)	For federal income tax purposes, the Class IO Interest will not have a Pass-Through Rate, but will be entitled to 100% of the amounts distributed on REMIC III Regular Interest LTII-IO.
(5)
For federal income tax purposes, the Class IO Interest will not have an Uncertificated Balance, but will have a notional amount equal to the Uncertificated Notional Amount of REMIC III Regular Interest LTII-IO.

(6)	The Class P Certificates will not accrue interest.
(7)	Calculated in accordance with the definition of “Pass-Through Rate” herein and subject to the related Net WAC Cap.
(8)	The Class A-IO Certificates will accrue interest based on a Notional Amount, as set forth herein.